Exhibit 10.2

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 24

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 24 (SA-24) To PURCHASE AGREEMENT NO. 03735, entered into as of June _6__, 2022 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, in [****] to the [****] Aircraft that Customer had previously [****] as set forth in Table 1R12, 1-2, 1-3R6, and 1-4R2 to the Purchase Agreement, Customer [****] with the execution of this SA-24, [****] in Attachment A(R6) to Letter Agreement No. AAL-PA-03735-LA-1106651R6 entitled “[****]” ([****] Letter Agreement) with [****], pursuant to the terms and conditions of the [****] Letter Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-23 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-24 in the footer to reflect changes made to the Purchase Agreement by this SA-24. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
PA 03735    SA-24, Page 1
BOEING PROPRIETARY

2.Tables.
Table 1-4R2. Table 1-4R2 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” is hereby deleted in its entirety and replaced with Table 1-4R3 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” (attached hereto) referencing SA-24 in the footer is hereby incorporated into the Purchase Agreement in replacement of Table 1-4R2. For avoidance of doubt, the only difference between Table 1-4R2 and Table 1-4R3 is the [****] in the Purchase Agreement, resulting in Table 1-4R3.
3.Letter Agreements.
3.1    Letter Agreement No. AAL-PA-03735-LA-1106651R6 (including Attachment A(R6) entitled [****] is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R7 (including Attachment A(R6) (attached hereto) entitled [****] ([****]) referencing SA-24 in the footer. The [****] is hereby incorporated into the Purchase Agreement.

3.2    In addition to the [****], the parties agree that [****] Letter Agreement No. AAL-PA-03735-LA-1106652 entitled [****] will be [****], or such [****], to [****].

4.[****].
4.1    [****] for the [****], [****] ([****]) ([****] specified in Table 1-4R3 to the Purchase Agreement for the [****]) are [****] per [****] of the [****] and as specified in the [****] upon execution of this SA-24.

5.Miscellaneous.
5.1     The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, Table 1-4R3, the Revised Option Aircraft Letter Agreement, and the Revised CSE Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
5.2    The following references in the Purchase Agreement and any supplemental agreements and associated letter agreements are deemed to refer to “Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R3”:
•“Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2”,
•“Table 1R5 and Table 1-2”,
•“Table 1R6, Table 1-2, and Table 1-3”,
•“Table 1R7, Table 1-2, and Table 1-3R1”,
•“Table 1R8, Table 1-2, and Table 1-3R2”,
•“Table 1R9, Table 1-2, and Table 1-3R3”,
•“Table 1R10, Table 1-2, and Table 1-3R4”,
•“Table 1R11, Table 1-2, and Table 1-3R5”,
•“Table 1R12, Table 1-2 and Table 1-3R6”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R1”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R2”.

PA 03735    SA-24, Page 2

BOEING PROPRIETARY

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” or “Table 1R5” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R12 and Table 1-3R6”, (including without limitation, and for the avoidance of doubt, the references to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018). However, references in the Purchase Agreement to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]” is deemed to only refer to Table 1R12 and the references to Table 1R5 in the Slide Letter Agreement remain references to Table 1R5.

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R6”, “Table 1R7”, “Table 1R8”, “Table 1R9”, “Table 1R10” or “Table 1R11” (where no corresponding reference to either Table 1-2 or Table 1-3 is made) are deemed to refer to only “Table 1R12”.
Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) remain references to “Table 1-2”.
5.3    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA-1106651R6	Letter Agreement No. AAL-PA-03735-LA-1106651R7

Intentionally Left Blank

PA 03735    SA-24, Page 3

BOEING PROPRIETARY

AGREED AND ACCEPTED this

June 2, 2022
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 03735

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2 1-3R6 1-4R3	Aircraft Information Table Revised Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments	19 9 19 24
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R6	[****]	22
LA-1106651R7	[****]	24
LA-1106652R1	Aircraft Model Substitution	22
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	Most Favored Customer – 737 MAX	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
PA-03735    TABLE OF CONTENTS, Page 1 of 2    SA-24
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

LA-1106659R3	[****]	21
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852     [****]                                 5
LA-1603773 [****]                         5
LA-1605402R1 [****]                                 23
LA-1700919     [****]                                     7
LA-1801206     [****]                             9
LA-2002704 [****]                                 11
LA-2002743 [****]                                 11
LA-2003342     [****]                                     11
LA-2003486     [****]                                     14

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735    TABLE OF CONTENTS, Page 2 of 2    SA-24
BOEING PROPRIETARY

Table 1-4R3 To
Purchase Agreement No. PA-03735
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	[****] pounds		Detail Specification:			[****]
Engine Model/Thrust:		CFMLEAP-1B25	[****] pounds		Airframe Price Base Year/Escalation Formula:			[****]	[****]
Airframe Price:			$[****]		Engine Price Base Year/Escalation Formula:
Optional Features:			$[****]
Sub-Total of Airframe and Features:			$[****]		Airframe Escalation Data:
Engine Price (Per Aircraft):			$[****]		Base Year Index (ECI):			[****]
Aircraft Basic Price (Excluding BFE/SPE):			$[****]		Base Year Index (CPI):			[****]
Buyer Furnished Equipment (BFE) Estimate:			$[****]
Seller Purchased Equipment (SPE) Estimate:			$[****]
LIFT Seats Provided by Boeing (Estimate):			$[****]0
Deposit per Aircraft:			$[****]
		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2023	4	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	4	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
Total:	25
AAL-PA-03735 118070-1F.txt     SA-24

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106651R7
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R3 to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]).
2.[****].
2.1[****]. The [****] with [****] in calendar year [****] are listed in Attachment A(R7) to this Letter Agreement.
2.2[****]. The [****] with [****] ([****]) in [****] for each [****] are listed in Attachment A(R7) to this Letter Agreement. No later than [****] to the [****] in each of calendar years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R7) to this Letter Agreement.
3.Configuration.
3.1Subject to the provisions of Section 3.2 below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
(i)[****],
(ii)[****], and
(iii)     [****].
3.2Boeing reserves the right to [****] the [****] starting from a [****]; so long as Boeing can achieve the same [****] which would result pursuant to the provisions of Section 3.1 above.
AAL-PA-03735-LA-1106651R7    SA-24
[****]    Page 1of 5
BOEING PROPRIETARY

4.Price.
4.1The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A(R3) to this Letter Agreement.
4.2The [****] Aircraft Basic Price for each of the [****] shall be [****].
4.3The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1[****]
5.2[****]
5.3[****]
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]).
7.2Reserved.
8.[****].
8.1[****].
8.2Reserved.
8.2.1Reserved.
8.2.2    Reserved.
8.3     Reserved.
    8.3.1    Reserved.
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

AAL-PA-03735-LA-1106651R7    SA-24
[****]    Page 2 of 4
BOEING PROPRIETARY

(Intentionally Left Blank)

AAL-PA-03735-LA-1106651R7    SA-24
[****]    Page 3 of 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 2, 2022

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Finance

AAL-PA-03735-LA-1106651R7    SA-24
[****]    Page 4 of 4
BOEING PROPRIETARY

Attachment A(R7) To
Letter Agreement No. AAL-PA-03735-LA-1106651R6
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]0
Deposit per Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-24

[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-24

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-24

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-24

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	37

AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-24